Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

PAR VALUE $0.001 PER SHARE

OF

KONTRON MOBILE COMPUTING, INC.

PURSUANT TO THE OFFER TO PURCHASE,

DATED JUNE 15, 2004

BY

KAC ACQUISITION CORP.

A WHOLLY-OWNED SUBSIDIARY OF

KONTRON AG

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,

NEW YORK CITY TIME, ON JULY 14, 2004,

UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

American Stock Transfer & Trust Company

Delivery by

mail, overnight delivery or hand at:

59 Maiden Lane

New York, NY 10038

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

The Instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank exactly as name(s) appear(s) on Certificate(s))	Shares Tendered (Attach additional signed list if necessary)
	Certificate Number(s) (1)	Number of Shares Represented by Certificate(s) (1)	Number of Shares Tendered (2)

TOTAL SHARES TENDERED

(1)    Need not be completed by Book-Entry Shareholders.

(2)    Unless otherwise indicated, all shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

☐	CHECK HERE IF CERTIFICATE(S) HAVE BEEN LOST, DESTROYED OR MUTILATED. SEE INSTRUCTION 11. NUMBER OF SHARES REPRESENTED BY LOST, DESTROYED OR MUTILATED CERTIFICATES .

This Letter of Transmittal is to be used by shareholders of KONTRON MOBILE COMPUTING, INC. if certificates for the Shares (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of the Shares is to be made by book-entry transfer to an account maintained by the Depositary (as defined in the Introduction to the Offer to Purchase) at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase). Holders who deliver Shares by book-entry transfer are referred to herein as “Book-Entry Shareholders” and other shareholders who deliver Shares are referred to herein as “Certificate Shareholders.”

Shareholders whose certificates for the Shares are not immediately available or who cannot deliver the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

IF DELIVERY IS BY BOOK-ENTRY TRANSFER, (PROVIDE THE FOLLOWING),

CHECK BOX: ☐

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS

LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to KAC Acquisition Corp., a Minnesota corporation (“KAC Acquisition”) and a wholly-owned subsidiary of KONTRON AG, a Germany corporation, the above-described shares of common stock, par value $0.001 per share (the “Shares”), of KONTRON MOBILE COMPUTING, INC., a Delaware corporation (“KONTRON MOBILE”), at $0.55 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 15, 2004 and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the “Offer”). The undersigned understands that KAC Acquisition reserves the right to transfer or assign in whole or in part from time to time to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve KAC Acquisition of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby, or upon the order of KAC Acquisition, sells, assigns and transfers to KAC Acquisition, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after June 15, 2004 (collectively, “Distributions”)) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of KAC Acquisition, (ii) present such Shares (and any and all Distributions) for transfer on the books of Kontron Mobile, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints KAC Acquisition, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of Kontron Mobile’s shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and (iii) to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by KAC Acquisition. This appointment will be effective if and when, and only to the extent that, KAC Acquisition accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). KAC Acquisition reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon KAC Acquisition acceptance for payment of such Shares, KAC Acquisition must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Kontron Mobile’s shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by KAC Acquisition, KAC Acquisition will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or KAC Acquisition to be necessary or desirable to complete the sale, assignment and transfer, of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of KAC Acquisition all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, KAC Acquisition shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that the Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date and, unless theretofore accepted for payment as provided in the Offer to Purchase, may also be withdrawn at any time after July 14, 2004, subject to the withdrawal rights set forth in Section 4 of the Offer to Purchase.

The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and KAC Acquisition upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, KAC Acquisition may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of the Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of the Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by Purchaser by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that KAC Acquisition has no obligation pursuant to the “Special Payment Instructions” to transfer any Shares from the name of the registered holder thereof if KAC Acquisition does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or stock certificates to:

Name:

(PLEASE PRINT)

Address:

(PLEASE PRINT)

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(SEE SUBSTITUTE FORM W-9)

☐	Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility account.

(ACCOUNT NUMBER)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of the Shares Tendered.”

Mail check and/or stock certificates to:

Name:

(PLEASE PRINT)

Address:

(PLEASE PRINT)

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

(SEE SUBSTITUTE FORM W-9)

IMPORTANT

SHAREHOLDER: SIGN HERE

(ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

(SIGNATURE(S) OF OWNER(S))

Name(s):

Name of Firm:

(PLEASE PRINT)

Capacity (full title):

(SEE INSTRUCTION 5)

Address:

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(SEE SUBSTITUTE FORM W-9)

Dated:             , 2004

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):

Name(s):

Name of Firm:

(PLEASE PRINT)

Address:

(INCLUDE ZIP CODE)

Area Code and Telephone Number:

Dated:                    , 2004

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.        GUARANTEE OF SIGNATURES.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, and such registered holder(s) has not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.        REQUIREMENTS OF TENDER.    This Letter of Transmittal is to be completed by shareholders of Kontron Mobile either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the Shares) and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either (i) certificates for tendered Shares must be received by the Depositary at such address prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the procedure for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by KAC Acquisition, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which trading occurs on the Nasdaq OTC Bulletin Board.

The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that KAC Acquisition may enforce such agreement against the participant. The signatures on this Letter of Transmittal cover the Shares tendered hereby.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION).

IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHAREHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal, waive any right to receive any notice of acceptance of their Shares for payment.

3.        INADEQUATE SPACE.    If the space provided herein under “Description of Shares Tendered” is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

4.        PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).    If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.        SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to KAC Acquisition of the authority of such person to so act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

6.        STOCK TRANSFER TAXES.    Except as otherwise provided in this Instruction 6, KAC Acquisition will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to KAC Acquisition of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

7.        SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.    If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

8.        BACKUP WITHHOLDING.    Under Federal income tax law, a shareholder whose tendered shares are accepted for payment is required, unless an exemption applies to provide the Depositary (as payer) with such shareholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below in order to avoid “backup withholding” of Federal income tax on payments of cash pursuant to the Offer. In addition, the shareholder must certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such shareholder is an individual, the taxpayer identification number is his social security number.

The tendering shareholder should indicate in Part III of the Substitute Form W-9 if the tendering shareholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering shareholder should complete the Certificate of Awaiting Taxpayer Identification Number below. If the shareholder has indicated in Part III that a TIN has been applied for and the Depositary is not provided a TIN within 60 days, the Depositary will withhold 30% of all cash payments, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

If the Depositary is not provided with the correct taxpayer identification number or the certifications described above, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate foreign shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that individual’s exempt status, in order to avoid backup withholdings. A copy of Form W-8BEN may be obtained from the Depositary. Exempt shareholders, other than foreign individuals should furnish their TIN, write “Exempt” in Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

9.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Questions and requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address set forth below or by telephone toll-free at (800) 607-0088. You may also contact your broker, dealer, commercial bank or trust companies or other nominee for assistance concerning the Offer.

10.    WAIVER OF CONDITIONS.    Subject to the Offer to Purchase, KAC Acquisition reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered. IN THE OFFER TO PURCHASE, KONTRON AG AND KAC ACQUISITION RESERVED THE RIGHT TO WAIVE OR REDUCE THE MINIMUM CONDITION AND TO ELECT TO PURCHASE A SMALLER NUMBER OF SHARES.

11.    LOST, DESTROYED OR STOLEN CERTIFICATES.    If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares lost. THE SHAREHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CERTIFICATES HAVE BEEN FOLLOWED.

IMPORTANT: TO TENDER SHARES PURSUANT TO THE OFFER THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT TAX INFORMATION

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder’s correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number).

WHAT NUMBER TO GIVE THE DEPOSITARY

The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Payor’s Name

Name:
SUBSTITUTE FORM W-9	Address
(Number and Street)

	(City)	(State)	(Zip)

DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE	PART I — Please provide your TIN in the box at the right and certify by signing and dating below.	Social Security Number(s) OR Employer Identification Number(s) (If awaiting TIN, write, “Applied For”)

PAYOR’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (“TIN”)	PART II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

CERTIFICATION — Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);

(2)	I am not subject to backup withholding because

(a)	I am exempt from backup withholding, or
(b)	I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
(c)	the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out Item (2). (Also see the instructions in the enclosed Guidelines.)

PART III — Awaiting TIN ☐

(Complete “Certificate of Awaiting Taxpayer Identification Number” below)

Signature:                                                                                                    Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE W-9 FORM AND ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:                                                                                                    Date:

Questions and requests for assistance may be directed to the Information Agent and requests for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at its telephone number and location listed below, and will be furnished promptly at KAC Acquisition’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

MORROW & CO., INC.

445 Park Avenue, Fifth Floor

New York, New York 10022

E-mail: KMBC.info@morrowco.com

Banks and Brokerage Firms, Please Call: (800) 654-2468

SHAREHOLDERS, PLEASE CALL: (800) 607-0088

All Others Call Collect: (212) 754-8000